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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

        SUBSIDIARIES          STATE OF ORGANIZATION
        ------------          ---------------------
Westsound Bank                Washington
WSB Financial Group Trust I   Delaware